SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)    October 20, 1996

                        Newcourt Receivables Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               33-98378                              77-041305
            (Commission File Number)              (I.R.S. Employer
                                                  Identification No.)

                                   408-271-0500
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



          ITEM 5.  OTHER EVENTS.

               The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          20         Monthly Servicer's Certificate.



                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWCOURT RECEIVABLES CORPORATION

          DATED:  October 28, 1996    By: /s/ Daniel A. Jauernig
                                          Daniel A. Jauernig
                                          Vice President and Chief Financial
                                            Officer and Director



                                INDEX TO EXHIBITS

          EXHIBIT NO.           Document Description

          20                Monthly Servicer's Certificate